UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 2, 2022 (March 1, 2022)

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 Division Street
Campbell,	California	95008
(Address of principal executive offices)		(Zip Code)
(408) 610-3915
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	VLD	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	VLD WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Ellen Pawlikowski as Director

On March 1, 2022, the Board of Directors (the “Board”) of Velo3D, Inc. (the “Company” or “we,” “us” and “our”), upon the recommendation of the Nominating and Governance Committee of the Board (the “Governance Committee”), appointed Ellen Pawlikowski to serve as a member of the Board to fill one of the vacancies created by the resignations described below. The Board also appointed Gen. Pawlikowski to serve on the Governance Committee. These appointments will be effective on March 15, 2022. Gen. Pawlikowski will serve as a Class I director with an initial term expiring at the Company’s 2022 annual meeting of stockholders.

Ellen Pawlikowski is a retired four-star general of the U.S. Air Force, who retired in September 2018. She last served as Commander of U.S. Air Force Materiel Command, Wright-Patterson Air Force Base, Ohio. Her 40-year career in the U.S. Air Force spanned a wide variety of technical management, leadership and staff positions, including command at the wing and center levels. She is currently an independent consultant and serves on the board of directors of the Raytheon Technologies Corporation, a multinational aerospace and defense conglomerate. Previously, she served on the board of directors of Raytheon Company from 2018 to 2020 and Intelsat S.A., an international satellite services provider, from 2019 to 2022. Gen. Pawlikowski also serves as a director to Applied Research Associate, an employee-owned corporation, the non-profit board of SRI International, and is an outside manager on the board of CEM Defense Materials, as well as the Judge Widney Professor of Systems Architecting and Engineering at the University of Southern California. She holds a B.S. in Chemical Engineering from the New Jersey Institute of Technology and a Ph.D. in Chemical Engineering from the University of California, Berkeley. The Board appointed Gen. Pawlikowski because of her extensive experience in experience in the aerospace industry, senior leadership, and established leadership in the U.S. science and technology community.

Gen. Pawlikowski has no arrangements or understandings pursuant to which she was appointed a director and she does not have any transactions reportable under Item 404(a) of Regulation S-K.

Gen. Pawlikowski will be compensated in accordance with the Company’s standard compensation policy, as may be amended from time to time, for its non-employee directors, which is generally described under the heading “Management—Non-Employee Director Compensation Following the Business Combination” in the Company’s registration statement on Form S-1 (File No. 333-260415) filed with the Securities and Exchange Commission (“SEC”) on October 21, 2021. Gen. Pawlikowski will also enter into our standard indemnification agreement, a form of which was previously filed with the SEC as Exhibit 10.18 to the Company’s Form 8-K (File No. 001-39757) on October 5, 2021.

Resignations of Ricardo Angel, Jory Bell, David Cowan and Sven Strohband as Directors

On March 1, 2022, the Board received letters from each of Ricardo Angel, Jory Bell, David Cowan and Sven Strohband resigning as a directors of the Company and as members of Board committees on which they serve. Each of Mr. Angel, Mr. Bell, Mr. Cowan and Mr. Strohband’s resignations will be effective on March 15, 2022.

There are no disagreements between any of Mr. Angel, Mr. Bell, Mr. Cowan or Mr. Strohband, on the one hand, and the Company or the Board, on the other hand.

In connection with the appointment and these resignations, on March 1, 2022, the Board approved a decrease in the authorized size of the Board from 12 directors to nine directors, effective as of March 15, 2022.

Director Classification Changes

Pursuant to our Restated Certificate of Incorporation and consistent with the provisions of Delaware General Corporation Law related to staggered boards, the members of the Board are elected to serve staggered terms and are divided into three classes, with the term of office of one class of directors expiring at each annual meeting of the stockholders and the number of directors in each class divided as nearly equal as possible. Effective upon the appointment of Gen. Pawlikowski as a Class I director and the resignations of each of Messrs. Angel, Bell, Cowan and Strohband as a Class I director, the Board would otherwise consist of one Class I director (with a term expiring at our 2022 annual meeting), four Class II directors (with terms expiring at our 2023 annual meeting) and four Class III directors (with terms expiring at our 2024 annual meeting).

Accordingly, on March 1, 2022, the Board approved changes to balance the number of directors serving in each class. To accomplish this rebalancing, Carl Bass, a Class II director, has agreed to resign as a Class II director, and Benyamin Buller, a Class III director, has agreed to resign as a Class III director, in each case, effective as of March 15, 2022. The Board has accepted the resignation of Mr. Bass as a Class II director and Mr. Buller as a Class III director, and has appointed each of Mr. Bass and Mr. Buller as a Class I director, immediately following such resignations and effective as of March 15, 2022, to serve with a term expiring at our 2022 annual meeting or until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Each of Mr. Bass’s and Mr. Buller’s resignation and reappointment will be effected solely to rebalance the Board in order to have three classes divided as evenly as possible. For all other purposes, Mr. Bass’s and Mr. Buller’s service on the Board will be deemed to have continued uninterrupted, without any break in service since the date they first joined the Board in 2021.

Mr. Bass currently serves and will continue to serve on the Compensation Committee of the Board and as Chairman of the Board. There is no arrangement or understanding between either Mr. Bass and Mr. Buller, on the one hand, and any other person, on the other hand, pursuant to which either Mr. Bass and Mr. Buller will be appointed to serve as a Class I director.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company announcing the resignations and appointment described above is being furnished as Exhibit 99.1 to this filing. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933.

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 2, 2022, regarding Board resignation and appointment.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	March 2, 2022	By:	/s/ Benyamin Buller
		Name:	Benyamin Buller
		Title:	Chief Executive Officer